SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C. 20549

                     FORM 8-K

                   CURRENT FORM

      Pursuant to Section 13 or 15(D) of the
         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

               NewMil Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware                         0-16455             06-1186389
(State or other jurisdiction    (Commission       (I.R.S. Employer
of incorporation)                File Number)     Identification No.)

19 Main Street, P.O. Box 600, New Milford, CT            06776
(Address of principal executive offices)             (Zip code)

                  (860) 355-7600
(Registrant's telephone number, including area code)

                       N/A
(Former name or former address, if changed since last report)








ITEM 9. Regulation FD Disclosure. (The information provided below is being furnished under Item 12. Result of Operations and Financial Condition.)
          ----------------------------------------------------------

          This Current Report on Form 8-K of NewMil Bancorp, Inc. is intended to be furnished under "Item 12. Results of Operations and Financial Condition" but is instead furnished under "Item 9. Regulation FD Disclosure" in accordance with Securities and Exchange Commission Release No. 33-8216. The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchanges Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.



           In a press release dated July 16, 2003 attached to this 8-K as Exhibit 99.1 and incorporated by reference, the Company announced quarterly earnings.






                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NEWMIL BANCORP, INC.



     July 16, 2003            By: /s/  B. Ian McMahon
                                 -------------------------
                                   B. Ian McMahon
                              Its: Senior Vice President